UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 19, 2013

Carrollton Bancorp
(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

2329 West Joppa Road, Suite 325, Lutherville, MD	21093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (410) 494-2580

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Carrollton Bancorp (the “Company”) on April 25, 2013 (the “Original Report”) in which the Company reported, among other events, the completion of its merger (the “Merger”) with Jefferson Bancorp, Inc. (“Jefferson”).  This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively.  This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.  All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited financial statements of Jefferson as of and for the years ended December 31, 2012 and 2011, including the reports of its independent accounting firm, McGladry, LLP, and the unaudited financial statements of Jefferson as of and for the three months ended March 31, 2013 and 2012 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

The Merger is treated as a reverse acquisition of assets and a recapitalization for accounting purposes.  Therefore, Jefferson is deemed to have acquired the Company for accounting purposes, and the historical financial statements of Jefferson have become the Company’s historical financial statements pursuant to generally accepted accounting principles.

(b)           Pro Forma Financial Information.

The pro forma effect of the Merger on the Company is described in the unaudited pro forma condensed combined balance sheet of the Company at March 31, 2013, the unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2013 and for the year ended December 31, 2012, and the notes thereto that are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

Dated: July 2, 2013	By:	/s/ Kevin B. Cashen
Kevin B. Cashen
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Articles of Amendment and Restatement, dated April 19, 2013*

4.1	Registration Rights Agreement, dated April 19, 2013, by and between Carrollton Bancorp and Financial Services Partners Fund I, LLC*

10.1	Preferred Stock Repurchase Agreement, dated April 19, 2013, by and between Carrollton Bancorp and the United States Department of the Treasury*

10.2	Warrant Repurchase Agreement, dated April 19, 2013, by and between Carrollton Bancorp and the United States Department of the Treasury*

10.3	Employment Agreement, dated June 30, 2010, by and between Bay Bank, FSB and Kevin B. Cashen*

10.4	Employment Agreement, dated January 3, 2013, by and between Bay Bank, FSB and David E. Borowy*

10.5	Jefferson Bancorp, Inc. 2010 Stock Option Plan*

10.6	Form of Jefferson Bancorp, Inc. Stock Option Agreement*

23.1	Consent of McGladrey, LLP (filed herewith)

99.1	Press Release, dated April 22, 2013*

99.2	Audited and unaudited consolidated financial statements (filed herewith)

99.3	Unaudited pro forma condensed combined financial statements (filed herewith)
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*  Filed with the Original Filing